EXHIBIT 10.34

THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE COMMISSION.

LETTER AGREEMENT
DATED MAY 3, 1997
BETWEEN CREE RESEARCH, INC. AND C3, INC.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

May 3, 1999

  Robert S. Thomas
  President
  C3, Inc.
  P.O. Box 13533
  Research Triangle Park, NC
  27709-3533

This letter, if accepted by C3, will serve as an agreement between Cree and C3 to the following terms:

1. Cree agrees to supply production crystals and C3 agrees to purchase production crystals according to the terms outlined in this letter agreement for a period of one year beginning July 1, 1999.

2. C3 agrees to purchase *****, 3" production crystal growth systems according to the terms outlined in the June 6, 1997 Amended and Restated Exclusive Supply Agreement (the "Supply Agreement") with a condition that the maximum price per system will not exceed $*****. C3 will issue a purchase order for these ***** systems concurrently with the execution of this agreement. The systems are being built as new for use by Cree on behalf of C3 in accordance with the Supply Agreement. These ***** systems represent the growth systems in excess of ***** as outlined in section *****. The first ***** systems will be brought on-line as 3" systems and the second ***** systems will be brought on-line as 2" systems.

3. C3 will purchase the output of crystal growers according to the following schedule:

             ------------------------------------- --------------------------
                                  DATE                # OF CRYSTAL GROWTH
                                                            SYSTEMS
             ------------------------------------- --------------------------
             July 1, 1999 - August 31, 1999                   *****
             ------------------------------------- --------------------------
             August 31, 1999 - September 30, 1999             *****
             ------------------------------------- --------------------------
             October 1, 1999 - June 30, 2000                  *****
             ------------------------------------- --------------------------


4. Cree will supply crystals from the systems outlined in Section 3 according to the pricing schedule outlined in Exhibit A.

5. C3 will continue funding of the development program at Cree under the July 1, 1998 Amended and Restated Development Agreement (the "Development Agreement] at the current funding level of $240,000 per month until ***** new 3" systems are on line or October 1, 1999, whichever is sooner, and thereafter, at $120,000 per month.

6. C3 may switch growers from 2" to 3" diameter crystals or from 3" to 2" diameter crystals provided it gives Cree at least 30 days notice and such additional time as reasonably required to address any conversion and ramp-up issues. C3 agrees to pay for any upgrade costs, not to exceed $***** associated with converting systems owned by C3.

7. As used in Exhibit A, 'usable mm' means light or medium light material, as previously defined by both parties, judged versus the master crystal. Any discrepancies in usable material will be mutually resolved by Cree and C3. All grading will be concluded in a timely manner consistent with past practice.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

8. During the term of this agreement, the parties will negotiate in good faith a mutually acceptable method and process for quantifying micropipe defects in the crystals. The parties will then negotiate a mutually acceptable means to include these defects in the grading specifications for production crystals.

9. Except as provided above, purchases will be subject to the terms and conditions of the Supply Agreement and the development program will be subject to the terms and conditions of the Development Agreement.

10. If the parties do not agree in writing, prior to July 1, 2000, on a mutually acceptable definition of "Repeatable Process" for purposes of Sections 1.1 and 2.4 of the Supply Agreement, then unless otherwise agreed in writing by the parties, thereafter C3 will purchase from Cree and Cree will sell to C3, material in accordance with the pricing and other terms and conditions set forth in the Supply Agreement and no minimum specifications shall be applicable to such material.

11. The contents of this letter shall be considered 'Confidential Information' of each party subject to the provisions of Section 5 of the Supply Agreement."

If acceptable, please sign below and date to indicate C3's binding agreement to these terms.


/s/ Charles M. Swoboda                       /s/ Robert S. Thomas
----------------------                       ---------------------
Charles M. Swoboda                           Robert S. Thomas
President & COO                              President & COO

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                    EXHIBIT A

C3 CRYSTAL PRICING SCHEDULES

PERIOD 1 - JULV 1, 1999 THROUGH DECEMBER 31, 1999
2" crystals will be sold according to 2" Schedule A
3" crystals will be sold according to 3" Schedule C

PERIOD 2 - JANUARY 1, 2000 THROUGH JUNE 30, 2000
The pricing will be according to the same schedules as Period 1, unless Cree's monthly product revenue has increased by at least *****% versus any prior 2 month average covered by this agreement due to;
      1. Yield as defined by comparing the average crystal price charged to C3 for any month beginning in July 1999 versus any single month covered by this letter agreement, or
      2. C3's conversion of the existing 2" growers to 3" growers, or
      3. The issuance of a purchase order by C3 to Cree for the purchase of additional grower capacity not committed in this agreement.
2" crystals will be sold according to 2" Schedule B
3" crystals will be sold according to 3" Schedule D subject to Cree achieving yields, which are in-line with comparable 2" yields.

Terms of Pricing
The 'usable mm' is calculated by adding the 'net light material plus the 'net medium light material' protoype yield. 'Net materials' are defined as total material minus the % volume yield loss caused by inclusions and defects including *****, *****, *****, *****, *****, etc. as previously defined by both parties and in accordance with past practice. In the case where the 'usable mm' results in <***** mm, the medium light price will be calculated as [(L Price - Scrap)*ML Yield + Scrap] The 'medium light material' prototype yield will be based on a rolling month average of stones not greater than 1 carat (7 mm).
* The >*****mm cap for 2" is subject to increase as yield improvements warrant according to the following schedule; $*****/mm of length >*****mm for schedule A and $*****/mm of length >*****mm for schedule B
** The >*****mm cap for 3" is subject to increase as yield improvements warrant according to the following schedule: $*****/mm of length >*****mm for schedule C and $*****/mm of length >*****mm for schedule D

------------------------------ -------- ------- ------------       ------------------------------ ---------- -------- -----------
2" Schedule A                                                      2" Schedule B
   USABLE MM     LIGHT PRICE     MM      CM3       $/CM3              USABLE MM     LIGHT PRICE      MM       CM 3      $/CM3
    <*****          $*****     *****     *****    $*****               <*****          $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
    >*****          $*****     *****     *****    $*****               >*****          $*****       *****     *****     $*****
---------------- ------------- -------- ------- ------------       ---------------- ------------- ---------- -------- -----------

------------------------------ -------- ------- ------------       ------------------------------ ------- ---- ------ ----------
3" Schedule C                                                      3" Schedule D
   USABLE MM     LIGHT PRICE     MM      CM3       $/CM3              USABLE MM     LIGHT PRICE      MM        CM3      $/CM3
    <*****          $*****     *****     *****    $*****               <*****          $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
 ***** - *****      $*****     *****     *****    $*****            ***** - *****      $*****       *****     *****     $*****
    >*****          $*****     *****     *****    $*****               >*****          $*****       *****     *****     $*****
---------------- ------------- -------- ------- ------------       ---------------- ------------- ---------- -------- ----------

Cree Research, Inc.
Company Confidential